Exhibit 10.7

                                                        Warrant Number 2005-0134

      NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND THIS WARRANT CANNOT BE EXERCISED, SOLD OR TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION IS THEN AVAILABLE.

      Warrant to Subscribe for 200,000 Shares of Common Stock

                             AGU ENTERTAINMENT CORP.

                                     Warrant

                          To Subscribe for and Purchase
                                 Common Stock of
                             AGU ENTERTAINMENT CORP.

      THIS CERTIFIES that, for value received, Robert Alan Kast or its registered assigns ("Holder"), is entitled to subscribe for and purchase from AGU ENTERTAINMENT CORP., a Delaware corporation ("Company"), at an exercise price per share of $3.00 (initially and as adjusted, if at all, pursuant to the terms and conditions of this Warrant, the "Exercise Price"), Two Hundred Thousand (200,0000) fully paid and nonassessable shares of Company's common stock, no par value per share (the "Common Stock"). This Warrant may be exercised, in whole or in part, by Holder at any time commencing immediately after delivery of this Warrant to Holder and prior to and including 5:00 p.m. Eastern time on the first anniversary of the date hereof.

      This Warrant is subject to the following provisions, terms and conditions:

      1. Exercise; Payment. The rights represented by this Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of Company properly endorsed and accompanied by payment to Company of the Exercise Price for that number of shares of Common Stock sought to be purchased (the "Exercised Shares"), in the manner provided below. Company agrees that (a) shares purchased upon exercise of this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as provided herein, and (b) certificates for the shares of stock so purchased shall be delivered to Holder as promptly as reasonably practicable following any exercise of this Warrant, and unless this Warrant shall have been exercised in full, or shall have expired, a new Warrant representing the number of shares with respect to which this Warrant shall not yet have been exercised, shall also be delivered to Holder.

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      Holder may pay the Exercise Price for any Exercised shares in one or a combination by delivering cash, check, money order or wire transfer of funds to the Company in the amount of the Exercise Price of the Exercised Shares. In the event there is a trading market for the Company's common shares, Holder may, at its option, pay the Exercise Price with registered or unregistered shares of the Company's common stock, which shall be valued in each instance at the average of the closing price for said shares as traded on a recognized public trading market or quoted on a recognized quotation system for the last 20 days immediately preceding the date of exercise.

      2. Shares to be Fully Paid; Reservation. Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and payment therefore in accordance with
Section 1 above, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Exercise Price per share of Common Stock issuable pursuant to this Warrant. Company further covenants and agrees that when the rights represented by this Warrant may be exercised, Company will at all times thereafter have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

      3. Protection Against Dilution.

            (a) In the event at any time or from time to time, all holders of Common Stock (or any other shares of stock or other securities at that time receivable upon exercise of this Warrant) shall have received, other or additional or less Common Stock without payment therefore (whether through a dividend in stock or any class of stock of Company or any other corporation, or through stock split, spin-off, split-off, reclassification, combination of shares or otherwise) (a "Distribution"), then, and in each such case, Holder upon the exercise of this Warrant and payment of the Exercise Price provided above, shall be entitled to receive, in addition to the shares called for under this Warrant, the shares or other securities to which Holder would have been entitled in the Distribution if Holder had exercised this Warrant immediately prior thereto. In case of the partial exercise of this Warrant under such circumstances, the number of shares of stock or other securities which would have been receivable upon the full exercise of this Warrant, and the Exercise Price payable therefore computed as provided above, shall be proportionately reduced.

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            (b) In case of any reorganization of Company, or any other corporation the stock or securities of which are at the time deliverable on the exercise of this Warrant, or in case Company or such other corporation shall consolidate with or merge into another corporation, or convey all or substantially all of its assets to another corporation, or liquidate, Holder, upon the exercise hereof and upon the payment of the Exercise Price provided above, shall be entitled to receive, in lieu of the shares called for under this Warrant, the stock or other securities to which Holder would have been entitled upon the consummation of such reorganization, consolidation, merger, conveyance, or liquidation if Holder had purchased the shares called for hereby immediately prior thereto; and in such case, the provisions of this Warrant shall be applicable to the shares of stock or other securities thereafter deliverable upon the exercise of this Warrant. In the case of the partial exercise of this Warrant under such circumstances, the number of shares of stock or other securities which would have been receivable upon the full exercise of this Warrant, and the Exercise Price payable therefore, shall be proportionately reduced.

      4. No Rights as Shareholder. Until the valid exercise of this Warrant, the holder hereof shall not be entitled to any voting right or other rights as a shareholder of Company with respect to this Warrant.

      5. Transfer of Warrants. Subject to Section 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, at the office or agency of Company referred to in Section 1 by the Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of Company, any notice to the contrary notwithstanding; but until such transfer on such books, Company may treat the registered holder hereof as the owner for all purposes.

      6. Fractional Interests. Company shall not be required to issue fractional shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 6, be issuable upon the exercise of this Warrant (or specified portion thereof), Company shall pay an amount in cash equal to the Fair Market Value (as defined below) of such fraction of a Common Share on the business day prior to the date of such exercise. As used in this Agreement, the "Fair Market Value" of the Common Stock shall be the closing price of the Common Stock on the date of determination on the principal stock market or quotation system on which the Common Stock is then traded; provided, however, if the Common Stock is not, as of the date of determination of the Fair Market Value, traded on a recognized public trading market or quoted on a recognized quotation system, then the Fair Market Value shall be determined by Company on the basis of such valuation as it considers appropriate.

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      7. Compliance With Securities Laws. By acquiring this Warrant from Company on the date hereof, the Holder hereby agrees, acknowledges, covenants, represents and warrants as follows:

            (a) This Warrant and the shares of Common Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or qualified or registered under any state securities laws which may be applicable. Holder understands that this Warrant and such shares of Common Stock have been and will be issued and sold hereunder in transactions exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws and Holder acknowledges that reliance on and the availability of said exemptions is predicated in part on the accuracy of Holder's representations and warranties herein.

            (b) Holder represents and warrants that it is acquiring this Warrant for its own account, for purposes of investment, and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act and the rules and regulations promulgated thereunder. Holder represents, warrants and agrees that it will not sell, exercise, transfer or otherwise dispose of this Warrant (or any interest therein) or any of the Common Stock purchasable upon exercise hereof, except pursuant to (i) an effective registration statement under the Securities Act and applicable state securities laws or (ii) an opinion of counsel, satisfactory to Company, that an exemption from registration under the Securities Act and such laws is available. Holder further acknowledges and agrees that Company is not required, legally or contractually, so to register or qualify the Warrant or such Common Stock or to take any action to make such an exemption available. Holder understands that Company will be relying upon the truth and accuracy of the representations and warranties contained in this Section 7 in issuing this Warrant and such Common Stock without first registering the issuance thereof under the Securities Act or qualifying or registering the issuance thereof under any state securities laws that may be applicable.

            (c) Holder acknowledges that (i) there is not now, and there will not be in the future, any public market for the Warrant, (ii) although there currently is a public trading market for the Common Stock, there can be no assurance that any such market will be sustained, and (iii) there can be no assurance that Holder will be able to liquidate its investment in Company. Holder represents and warrants that it is familiar with and understands the terms and conditions of Rule 144 promulgated under the Securities Act.

            (d) Holder represents and warrants to Company that (i) it has such knowledge and experience in financial and business matters as is necessary to enable it to evaluate the merits and risks of any investments in Company and is not utilizing any other person to be a purchaser representative in connection with evaluation of such merits and risks; and (ii) it has no need for liquidity in an investment in Company and is able to bear the risk of that investment for an indefinite period and to afford a complete loss thereof.

            (e) Holder represents and warrants that it has had access to, and has been furnished with, all of the information it has requested from Company and has had an opportunity to review the books and records of Company and to discuss with management and members of the board of directors of Company the business and financial affairs of Company.

            (f) Holder agrees that at the time of each exercise of this Warrant, unless the issuance of shares of Common Stock issuable thereupon is pursuant to an effective registration statement under the Securities Act, Holder will provide Company with a letter embodying the representations and warranties set forth in subsections (b) through (e), in form and substance satisfactory to Company, and agrees that the certificate(s) representing any shares issued to it upon any exercise of this Warrant may bear such restrictive legend as Company may deem necessary to reflect the restricted status of such shares under the Securities Act unless Company shall have received from Holder an opinion of counsel to Holder, reasonably satisfactory in form and substance to Company, that such restrictive legend is not required. If such legend is placed on such certificate(s), before consenting to the removal of such legend and the transfer of such shares, unless the request to remove such legend is made in connection with a sale or transfer of the shares represented by such certificate in a transaction registered under Section 5 of the Securities Act, Company may insist upon the delivery to it of an opinion from counsel to Holder, reasonably satisfactory in form and substance to Company, that the contemplated transfer does not constitute a violation of the Securities Act.

      8. Notice. Company covenants and agrees to give notice in writing to Holder at least 10 days prior to (or, if later, then as soon as reasonably practicable prior to) any action contemplated which would affect the per share Exercise Price, or number of shares purchasable upon exercise of this Warrant; provided, however, any failure of Company to provide such notice shall not affect the validity of any action by Company. Any notice, request or other communication provided for under this Warrant shall be given in writing, delivered by hand, by overnight United States Mail, return receipt requested, postage prepaid, or through a reputable courier service (such as Federal Express) and shall be addressed to Company or to the Holder at the address shown below, unless notice of a change in address is furnished in accordance with this paragraph:

                  If to Company:

                           AGU Entertainment Corp.
                           3200 W. Oakland Park Blvd
                           Lauderdale Lakes, FL
                           Attn:  David Levy, President

                  If to Holder:

                           Robert Alan Kast
                           21875 Cartagena Drive
                           Boca Raton, Florida 33428

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      9. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of Florida and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such state. In the event of controversy arising out of the interpretation construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the District or County Court of Broward County, Florida; or the United States District Court for the Southern District of Florida, and further agree and consent that personal service or process in any such action or proceeding outside of the State of Florida and Broward County shall be tantamount to service in person within Broward County, Florida and shall confer personal jurisdiction and venue upon either of said Courts.

      IN WITNESS WHEREOF, AGU Entertainment Corp has caused this Warrant to be signed by its duly authorized officers under its corporate seal, this 1st day of September, 2005.

                             AGU Entertainment Corp.

                             By: /s/ David C. Levy
                                 -------------------------------
                                 David C. Levy, President

                              ELECTION TO PURCHASE

      The undersigned Holder hereby irrevocably elects to exercise the within Warrant to purchase (___________)* Shares of Common Stock issuable upon exercise thereof to and requests that certificates for such Shares be issued in his/her/its name and delivered to him/her/it at the following address:________________
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Date:_________________

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                                            Signature(s)**

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares"; otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of (________)* Shares purchasable upon exercise thereof to ____________________________, whose address is
_________________________________________________ and hereby irrevocably constitute and appoint ____________________ his/her/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

Date:_______________________

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                         Signature(s)**

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares"; otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.